UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 18, 2008

APPLIED WELLNESS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-32321	88-0440989
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7710 Balboa Ave, Suite 323, San Diego, CA		92111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	866-522-5262

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 14, 2008, Applied Wellness Corporation (the “Company”) completed its acquisition of EBR Wellness Products, Inc (“EBR”). Although the Company had previously been operating as a drug research and development Company, it had not properly filed notices to cease it from being classified as a “shell” company, as that term is defined in Section 12-b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Accordingly, the Company is now filing the required information under the Exchange Act to indicate that it is no longer a “shell” company as a result of its acquisition of EBR. Certain section of this current report may incorporate by reference provisions of the Company’s Form 10K filing filed on April 15, 2008.

Description of Business.

The business of the Company is set forth in Section 1 of the most recent 10K filings of the Company (“10K”), which were filed on April 15, 2008. The provisions of pages 7-12 of the 10K are incorporated by reference with respect to a description of the Company’s business.

Risk Factors.

An investment in our common shares involves a high degree of risk and is subject to many uncertainties. These risks and uncertainties may adversely affect our business, operating results and financial condition. In such an event, the trading price for our common shares could decline substantially, and you could lose all or part of your investment. In order to attain an appreciation for these risks and uncertainties, you should read this prospectus in its entirety and consider all of the information and advisements contained in this prospectus, including the following risk factors and uncertainties.

Risks Relating to Our Business

    WE HAVE INCURRED SIGNIFICANT LOSSES AND EXPECT LOSSES TO CONTINUE FOR THE FORESEEABLE FUTURE.

    We have yet to establish any history of profitable operations. While we had sales of $735,704 and $368,398 in the years ended December 31, 2007 and December 31, 2006, respectively, we have incurred annual operating losses of $2,084,254, $2,094,939 and $2,183,377, for those years. As of December 31, 2007, we had an accumulated deficit of $2,892,710. Our profitability will require significantly increased sales of our therapeutic devices. No assurances can be given when or if this will occur.

    WE HAVE RECEIVED AN EXPLANATORY PARAGRAPH FROM OUR AUDITORS REGARDING OUR ABILITY TO CONTINUE AS A GOING CONCERN

    Our independent registered public accounting firm noted in their report accompanying our financial statements for our fiscal year ended December 31, 2007 that we had a significant deficit accumulated during the development stage, had a working capital deficit and that those conditions raised substantial doubt about our ability to continue as a going concern. Note 9 to our financial statements for the year ended December 31, 2007 addressed management's plans to address these matters. We cannot assure you that our business plans will be successful in addressing these issues. This explanatory paragraph about our ability to continue as a going concern could affect our ability to obtain additional financing at favorable terms, if at all, as it may cause investors to lose faith in our long term prospects. If we cannot successfully continue as a going concern, our shareholders may lose their entire investment in our common shares.

    WE WILL REQUIRE ADDITIONAL FINANCING TO SUSTAIN OUR OPERATIONS AND WITHOUT IT WE WILL NOT BE ABLE TO CONTINUE OPERATIONS.

Currently, our sales revenue is insufficient to satisfy our working capital needs. As it stands, we will need to secure an outside source of funding in order to satisfy our working capital needs. There is no guarantee we will be able to attract this outside financing. Should the financing we require to sustain our working capital needs be unavailable to us on reasonable terms when we require it, the consequences could be a material adverse effect on our business, operating results, financial condition and prospects.

    WE WILL FACE INTENSE COMPETITION FROM COMPANIES THAT HAVE GREATER FINANCIAL, PERSONNEL AND RESEARCH AND DEVELOPMENT RESOURCES THAN OURS. THESE COMPETITIVE FORCES MAY IMPACT OUR PROJECTED GROWTH AND ABILITY TO GENERATE REVENUES AND PROFITS, WHICH WOULD HAVE A NEGATIVE IMPACT ON OUR BUSINESS AND THE VALUE OF YOUR INVESTMENT.

    Our competitors are developing competitive therapeutic devices, which could compete with our therapeutic devices. Our commercial opportunities will be reduced or eliminated if our competitors develop and market products that are more effective, are easier to administer, or are less expensive than our line of therapeutic products

    Our competitors include fully integrated medical device companies. Many of the organizations competing with us, have substantially greater capital resources, larger research and development staffs and facilities, greater experience in product development and in obtaining regulatory approvals, and greater marketing capabilities than we do.

    The market for medical devices is intensely competitive. Many of our potential competitors have longer operating histories, greater name recognition, more employees, and significantly greater financial, technical, marketing, public relations, and distribution resources than we have. This intense competitive environment may require us to make changes in our products, pricing, licensing, services or marketing to develop, maintain and extend our current technology. Price concessions or the emergence of other pricing or distribution strategies of competitors may diminish our revenues (if any), adversely impact our margins or lead to a reduction in our market share (if any), any of which may harm our business.

    WE HAVE LIMITED MANUFACTURING EXPERIENCE.

    We currently outsource the manufacture of our products to third parties manufacturers. To date, we have not manufactured our devices. There can be no assurance that manufacturing and control problems will not arise as we increase our products sales or that such manufacturing can be completed in a timely manner or at a commercially reasonable cost. Any failure to address such problems could delay or prevent continued manufacturing of our products and would have a material adverse effect on us.

    OUR TECHNOLOGY MAY BECOME OBSOLETE.

    Our products may be made unmarketable by new scientific or technological developments where new treatment modalities are introduced that are more efficacious and/or more economical than our products. The therapeutic device industry is growing rapidly with many competitors trying to develop products. Any one of our competitors could develop a more effective product which would render our technology obsolete.

    WE ARE DEPENDENT FOR OUR SUCCESS ON A FEW KEY EXECUTIVE OFFICERS. OUR INABILITY TO RETAIN THOSE OFFICERS WOULD IMPEDE OUR BUSINESS PLAN AND GROWTH STRATEGIES, WHICH WOULD HAVE A NEGATIVE IMPACT ON OUR BUSINESS AND THE VALUE OF YOUR INVESTMENT.

    Our success depends to a critical extent on the continued services of our Chief Executive Officer and President, Dr. Richard Amy. Were we to lose Dr. Amy, we would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of our business plan and the diversion of limited working capital. The loss of Dr. Amy would be detrimental to our growth as they possess unique knowledge of our business model which would be difficult to replace within the general medical field. We can give you no assurance that we can find satisfactory replacements for these key executive officers at all, or on terms that are not unduly expensive or burdensome to our company. We do not currently carry key man life insurance policies on any of our key executive officers which would assist us in recouping our costs in the event of the loss of those officers.

    OUR INABILITY TO ATTRACT AND RETAIN QUALIFIED PERSONNEL COULD IMPEDE OUR ABILITY TO GENERATE REVENUES AND PROFITS AND TO OTHERWISE IMPLEMENT OUR BUSINESS PLAN AND GROWTH STRATEGIES, WHICH WOULD HAVE A NEGATIVE IMPACT ON OUR BUSINESS AND COULD ADVERSELY AFFECT THE VALUE OF YOUR INVESTMENT.

    We currently have an extremely small staff. Although we believe our employees and consultants will be able to handle most of our additional administrative, research and development and business development in the near term, we will nevertheless be required over the longer-term to hire highly skilled managerial, scientific and administrative personnel to fully implement our business plan and growth strategies. Due to the specialized scientific nature of our business, we are highly dependent upon our ability to attract and retain qualified scientific, technical and managerial personal. Competition for these individuals, especially in San Diego where many medical device and biotechnology companies are located, is intense and we may not be able to attract, assimilate or retain additional highly qualified personnel in the future. We cannot assure you that we will be able to engage the services of such qualified personnel at competitive prices or at all, particularly given the risks of employment attributable to our limited financial resources and lack of an established track record.

    WE PLAN TO GROW RAPIDLY, WHICH WILL PLACE STRAINS ON OUR MANAGEMENT TEAM AND OTHER COMPANY RESOURCES TO BOTH IMPLEMENT MORE SOPHISTICATED MANAGERIAL, OPERATIONAL AND FINANCIAL SYSTEMS, PROCEDURES AND CONTROLS AND TO TRAIN AND MANAGE THE PERSONNEL NECESSARY TO IMPLEMENT THOSE FUNCTIONS. OUR INABILITY TO MANAGE OUR GROWTH COULD IMPEDE OUR ABILITY TO GENERATE REVENUES AND PROFITS AND TO OTHERWISE IMPLEMENT OUR BUSINESS PLAN AND GROWTH STRATEGIES, WHICH WOULD HAVE A NEGATIVE IMPACT ON OUR BUSINESS AND THE VALUE OF YOUR INVESTMENT.

    We will need to significantly expand our operations to implement our longer-term business plan and growth strategies. We will also be required to manage multiple relationships with various strategic partners, customers, manufacturers and suppliers, consultants and other third parties. This expansion and these expanded relationships will require us to significantly improve or replace our existing managerial, operational and financial systems, procedures and controls; to improve the coordination between our various corporate functions; and to manage, train, motivate and maintain a growing employee base. The time and costs to effectuate these steps may place a significant strain on our management personnel, systems and resources, particularly given the limited amount of financial resources and skilled employees that may be available at the time. We cannot assure you that we will institute, in a timely manner or at all, the improvements to our managerial, operational and financial systems, procedures and controls necessary to support our anticipated increased levels of operations and to coordinate our various corporate functions, or that we will be able to properly manage, train, motivate and retain our anticipated increased employee base.

    WE MAY HAVE DIFFICULTY IN ATTRACTING AND RETAINING MANAGEMENT AND OUTSIDE INDEPENDENT MEMBERS TO OUR BOARD OF DIRECTORS AS A RESULT OF THEIR CONCERNS RELATING TO THEIR INCREASED PERSONAL EXPOSURE TO LAWSUITS AND SHAREHOLDER CLAIMS BY VIRTUE OF HOLDING THESE POSITIONS IN A PUBLICLY-HELD COMPANY.

    The directors and management of publicly traded corporations are increasingly concerned with the extent of their personal exposure to lawsuits and shareholder claims, as well as governmental and creditor claims which may be made against them, particularly in view of recent changes in securities laws imposing additional duties, obligations and liabilities on management and directors. Due to these perceived risks, directors and management are also becoming increasingly concerned with the availability of directors and officers liability insurance to pay on a timely basis the costs incurred in defending such claims. We currently do carry limited directors and officers liability insurance. Directors and officers liability insurance is expensive and difficult to obtain. If we are unable to continue or provide directors and officers liability insurance at affordable rates or at all, it may become increasingly more difficult to attract and retain qualified outside directors to serve on our board of directors. We may lose potential independent board members and management candidates to other companies in the biotechnology field that have greater directors and officers liability insurance to insure them from liability or to biotechnology companies that have revenues or have received greater funding to date which can offer greater compensation packages. The fees of directors are also rising in response to their increased duties, obligations and liabilities as well as increased exposure to such risks. As a company with a limited operating history and limited resources, we will have a more difficult time attracting and retaining management and outside independent directors than a more established company due to these enhanced duties, obligations and liabilities.

    LEGISLATIVE ACTIONS AND POTENTIAL NEW ACCOUNTING PRONOUNCEMENTS ARE
LIKELY TO IMPACT OUR FUTURE FINANCIAL POSITION AND RESULTS OF OPERATIONS.

    There have been regulatory changes, including the Sarbanes-Oxley Act of 2002, and there may potentially be new accounting pronouncements or additional regulatory rulings which will have an impact on our future financial position and results of operations. The Sarbanes-Oxley Act of 2002 and other rule changes as well as proposed legislative initiatives following the Enron bankruptcy have increased our general and administrative costs as we have incurred increased legal and accounting fees to comply with such rule changes. Further, proposed initiatives are expected to result in changes in certain accounting rules, including legislative and other proposals to account for financial instruments at fair value. These and other potential changes could materially increase the expenses we report under accounting principles generally accepted in the United States of America, and adversely affect our operating results.

    OUR PRODUCTS MAY BE SUBJECT TO RECALL OR PRODUCT LIABILITY CLAIMS.

    Our foot bath products may be used in connection with medical procedures in which it is important that those products function with precision and accuracy. If our products do not function as designed, or are designed improperly, we may be forced by regulatory agencies to withdraw such products from the market. In addition, if medical personnel or their patients suffer injury as a result of any failure of our products to function as designed, or our products are designed inappropriately, we may be subject to lawsuits seeking significant compensatory and punitive damages. The risk of product liability claims, product recalls and associated adverse publicity is inherent in the testing, manufacturing, marketing and sale of therapeutic device products. We may not be able to secure product liability insurance coverage on acceptable terms or at reasonable costs when needed. Any product recall or lawsuit seeking significant monetary damages may have a material affect on our business and financial condition. Any liability for mandatory damages could exceed the amount of our coverage. Moreover, a product recall could generate substantial negative publicity about our products and business and inhibit or prevent commercialization of other future product candidates.

    RISKS RELATING TO AN INVESTMENT IN OUR SECURITIES

    TO DATE, WE HAVE NOT PAID ANY CASH DIVIDENDS AND NO CASH DIVIDENDS WILL BE PAID IN THE FORESEEABLE FUTURE.

    We do not anticipate paying cash dividends on our common shares in the foreseeable future, and we cannot assure an investor that funds will be legally available to pay dividends, or that even if the funds are legally available, that the dividends will be paid.

    THE APPLICATION OF THE "PENNY STOCK" RULES COULD ADVERSELY AFFECT THE MARKET PRICE OF OUR COMMON SHARES AND INCREASE YOUR TRANSACTION COSTS TO SELL THOSE SHARES.

    As long as the trading price of our common shares is below $5 per share, the open-market trading of our common shares will be subject to the "penny stock" rules. The "penny stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the purchaser's written consent to the transaction before the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the SEC relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. These additional burdens imposed on broker-dealers may restrict the ability or decrease the willingness of broker-dealers to sell our common shares, and may result in decreased liquidity for our common shares and increased transaction costs for sales and purchases of our common shares as compared to other securities.

    THE MARKET PRICE FOR OUR COMMON SHARES IS PARTICULARLY VOLATILE GIVEN OUR STATUS AS A RELATIVELY UNKNOWN COMPANY WITH A SMALL AND THINLY-TRADED PUBLIC FLOAT, LIMITED OPERATING HISTORY AND LACK OF REVENUE WHICH COULD LEAD TO WIDE FLUCTUATIONS IN OUR SHARE PRICE. THE PRICE AT WHICH YOU PURCHASE OUR COMMON SHARES MAY NOT BE INDICATIVE OF THE PRICE THAT WILL PREVAIL IN THE TRADING MARKET. YOU MAY BE UNABLE TO SELL YOUR COMMON SHARES AT OR ABOVE YOUR PURCHASE PRICE, WHICH MAY RESULT IN SUBSTANTIAL LOSSES TO YOU.

    The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In fact, during the 52-week period ended December 31, 2007, the high and low sale prices of a share of our common stock were $1.75 and $0.10, respectively. The volatility in our share price is attributable to a number of factors. First, as noted above, our common shares are sporadically and/or thinly traded. As a consequence of this lack of liquidity, the trading of relatively small quantities of shares by our shareholders may disproportionately influence the price of those shares in either direction. The price for our shares could, for example, decline precipitously in the event that a large number of our common shares are sold on the market without commensurate demand, as compared to a seasoned issuer which could better absorb those sales without adverse impact on its share price. Secondly, we are a speculative or "risky" investment due to our limited operating history and lack of revenue or profit to date, and the uncertainty of future market acceptance for our potential products. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a seasoned issuer. The following factors may add to the volatility in the price of our common shares: actual or anticipated variations in our quarterly or annual operating results; government regulations, announcements of significant acquisitions, strategic partnerships or joint ventures; our capital commitments and additions or departures of our key personnel. Many of these factors are beyond our control and may decrease the market price of our common shares regardless of our operating performance. We cannot make any predictions or projections as to what the prevailing market price for our common shares will be at any time, including as to whether our common shares will sustain their current market prices, or as to what effect that the sale of shares or the availability of common shares for sale at any time will have on the prevailing market price.

    Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

    VOLATILITY IN OUR COMMON SHARE PRICE MAY SUBJECT US TO SECURITIES LITIGATION.

    The market for our common shares is characterized by significant price volatility when compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may in the future be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

    THE ELIMINATION OF MONETARY LIABILITY AGAINST OUR DIRECTORS, OFFICERS AND EMPLOYEES UNDER OUR CERTIFICATE OF INCORPORATION AND THE EXISTENCE OF INDEMNIFICATION RIGHTS TO OUR DIRECTORS, OFFICERS AND EMPLOYEES MAY RESULT IN SUBSTANTIAL EXPENDITURES BY OUR COMPANY AND MAY DISCOURAGE LAWSUITS AGAINST OUR
DIRECTORS, OFFICERS AND EMPLOYEES.

    Our certificate of incorporation contains provisions which eliminate the liability of our directors for monetary damages to our company and shareholders. Our bylaws also require us to indemnify our officers and directors. We may also have contractual indemnification obligations under our agreements with our directors, officers and employees. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors, officers and employees, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors, officers and employees for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors, officers and employees even though such actions, if successful, might otherwise benefit our company and shareholders.

Financial Statements

The financial statements set forth in the 10K are incorporated by reference.

Properties

The description of our properties set forth in the 10K is incorporated by reference.

Security Ownership of Certain Beneficial Owners and Management

The Security Ownership of Certain Beneficial Owners and Management set forth in the 10K is incorporated by reference.

Directors and Officers

The names, ages and positions of our directors and executive officers as of April 21, 2008 are listed below:

NAMES	TITLE OR POSITION	AGE

Dr. Richard Amy	Chairman, President, Chief Executive	49
	Officer, Secretary
Henry Val	Director and Chief Financial Officer	48
Peter Umbrianna,	Director	48
James Fuller	Director	69

Dr. Richard Amy serves the Company in the capacity of Chief Executive Officer and President, as well as maintaining a seat on the board of directors. Prior to joining the Company in 2008, Mr. Amy served as the Mr. Amy is a Dr. of Chiropractic and noted speaker and guest lecturer.

Henry Val is the Chief Financial Officer of the Company and serves on the board of directors. In addition to his positions with us, since January 1998, Mr. Val has been Chief Executive Officer and Chairman of the Board of MaxPlanet Corp., a publicly held Delaware corporation based in New Jersey, an integrated Internet development company which focuses on creating and expanding strategic alliances for its network of consumer and business oriented websites. He has been associated with MaxPlanet since 1993, as a consultant. Since January 2003, Mr. Val has also been manager of Delta Capital LLC a privately held limited liability company engaged in management and business consulting.

Peter Umbrianna is a member of the Company’s board of directors. He currently serves as the Chief Executive Officer of The Ice Kingdom, Inc., a manufacturer and distributor of frozen drinks. From 2000 until 2003, when he left to join The Ice Kingdom, Inc., Mr. Fuller was the Chief Executive Officer of Live-eCommerce/immediate TV, a company focused on delivering broadcast television over the internet. From 1995 to 2000 he was President of Global Integration Services, Inc. a company focused on large scale technology integration.

James W. Fuller is a member of the Company’s board of directors. Mr. Fuller has over 30 years experience in the brokerage and related financial services industries, serving as the managing director for several investment banks. Mr. Fuller is currently the managing director for North Coast securities corporation.

Executive Compensation

The Executive Compensation reported in our 10K is incorporated by reference. In addition, the Company has executed an employment agreement with Dr. Richard Amy providing for annual compensation of $180,000 per year along with a 20% bonus for meeting milestones established by the Board of Directors. Mr. Amy is foregoing any payments until the Company reaches profitability.

Certain Relationships and Related Transactions

    Legal Proceeding

    The legal proceedings reported in our 10K are incorporated by reference.

    Marked for Common Stock and Related Shareholder Matters.

    The marked price for our Common Stock and Related Shareholder Matters is set forth in the 10K and such information is incorporated by reference.

    Recent Sales of Unregistered Securities

    The Company has provided information on sales of its securities in the 10K and such information is incorporated by reference.

    Indemnification of Officer and Directors

    Our Articles of Incorporation permit us to limit the liability of our directors to the fullest extent permitted under Section 78.037 of the Nevada General Corporation Law. As permitted by Section 78.037 of the Nevada General Corporation Law, our Bylaws and Articles of Incorporation also include provisions that eliminate the personal liability of each of its officers and directors for any obligations arising out of any acts or conduct of such officer or director performed for or on behalf of the Company. To the fullest extent allowed by Section 78.751 of the Nevada General Corporation Law, we will defend, indemnify and hold harmless its directors or officers from and against any and all claims, judgments and liabilities to which each director or officer becomes subject to in connection with the performance of his or her duties and will reimburse each such director or officer for all legal and other expenses reasonably incurred in connection with any such claim of liability. However, we will not indemnify any officer or director against, or reimburse for, any expense incurred in connection with any claim or liability arising out of the officer's or director's own negligence or misconduct in the performance of duty.

    The provisions of our Bylaws and Articles of Incorporation regarding indemnification are not exclusive of any other right we have to indemnify or reimburse our officers or directors in any proper case, even if not specifically provided for in our Articles of Incorporation or Bylaws.

    We believe that the indemnity provisions contained in our bylaws and the limitation of liability provisions contained in our certificate of incorporation are necessary to attract and retain qualified persons for these positions. No pending material litigation or proceeding involving our directors, executive officers, employees or other agents as to which indemnification is being sought exists, and we are not aware of any pending or threatened material litigation that may result in claims for indemnification by any of our directors or executive officers.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Financial Statements and Exhibits

Form 10K-SB filed April 15, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 22, 2008	Applied Wellness Corporation.

	By:	/s/ Richard Amy
Richard Amy
Chief Executive Officer